Exhibit 99.1

Press Release
www.shire.com

Director/PDMR Shareholding

March 1, 2018 – Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by person discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	219
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.6108	82
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	NASDAQ
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	285
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A

7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.2800	92
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	NASDAQ
8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with:

(i) performance conditions measured over the period January 1, 2015, to December 31, 2017, 38% of the PSUs vested; and

(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 9. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	307
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A

9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 8. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.2800	99
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	NASDAQ

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Kim Stratton
2.	Reason for the notification
a)	Position / status	Head of International Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction

Receipt of Ordinary Shares following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with the rules of the LTIP, upon vesting the number of Ordinary Shares to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of Ordinary Shares are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	370
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Automated disposal of Ordinary Shares in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£29.9922	112
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	London Stock Exchange
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction

Receipt of Ordinary Shares following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with the rules of the LTIP, upon vesting the number of Ordinary Shares to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of Ordinary Shares are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	607
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A

7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Automated disposal of Ordinary Shares in relation to the vesting of RSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£30.4151	183
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	London Stock Exchange
8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction

Receipt of Ordinary Shares following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with:

(i) performance conditions measured over the period January 1, 2015, to December 31, 2017, 38% of the PSUs vested; and

(ii) the rules of the LTIP, upon vesting the number of Ordinary Shares to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.

(Details of related disposal of Ordinary Shares are referenced in section 9. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	659
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A

9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Automated disposal of Ordinary Shares in relation to the vesting of PSUs referenced in section 8. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£30.4151	199
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	London Stock Exchange

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Joanne Cordeiro
2.	Reason for the notification
a)	Position / status	Chief Human Resources Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	85
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	N/A
5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.6108	33
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 26, 2018
f)	Place of the transaction	NASDAQ

6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	93
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.2800	36
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	NASDAQ

8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 27, 2015. In accordance with:

(i) performance conditions measured over the period January 1, 2015, to December 31, 2017, 38% of the PSUs vested; and

(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 9. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	N/A
9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 8. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$125.2800	39
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 27, 2018
f)	Place of the transaction	NASDAQ

10.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 28, 2017. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 11. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	103
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 28, 2018
f)	Place of the transaction	N/A
11.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 10. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$128.6176	35
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 28, 2018
f)	Place of the transaction	NASDAQ

12.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs following the automatic re-investment of dividends received, as paid to shareholders on October 20, 2017.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$145.7400	0.1992
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	October 20, 2017
f)	Place of the transaction	NASDAQ

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 795 432 359
Robert Coates	rcoates@shire.com	+44 203 549 0874
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global leader in serving patients with rare diseases. We strive to develop best-in-class therapies across a core of rare disease areas including hematology, immunology, genetic diseases, neuroscience, and internal medicine with growing therapeutic areas in ophthalmics and oncology. Our diversified capabilities enable us to reach patients in more than 100 countries who are struggling to live their lives to the fullest.

We feel a strong sense of urgency to address unmet medical needs and work tirelessly to improve people’s lives with medicines that have a meaningful impact on patients and all who support them on their journey.

www.shire.com